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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):     January 16, 2002
                                                   --------------------


                              Panera Bread Company
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                      000-19253                     04-2723701
------------------            -------------------           ------------------
 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
 incorporation)


   6710 Clayton Road, Richmond Heights, Missouri                    63117
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:    (314) 633-7100
                                                    -------------------


                                 Not Applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 16, 2002, Panera Bread Company (the "Company" or the "Registrant") publicly disseminated a press release announcing certain of its financial and operating results for the four weeks, twelve weeks and fifty-two weeks ended December 29, 2001.

         The information contained in the Company's press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.  Not applicable.

(b)      Pro forma financial information.  Not applicable.

(c)      Exhibits.

         Exhibit
           No.                     Description

           99.1            Press Release, dated January 16, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PANERA BREAD COMPANY
                                             (Registrant)


Date:  January 16, 2002                      By: /s/ William W. Moreton
                                                -----------------------
                                                Name: William W. Moreton
                                                Title: Chief Financial Officer






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                                  EXHIBIT INDEX

         Exhibit
           No.                             Description

           99.1                     Press Release, dated January 16, 2002